            ASSIGNMENT AND ASSUMPTION AGREEMENT
                   (Lakes Apartments)

     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT is made and entered as of the 31st day of August, 1994, by and between THE LAKES APARTMENTS, INC., a Missouri corporation ("Assignor") and ZIPCO, INC., a Kansas corporation ("Assignee").

     RECITALS

     (A) Assignor and Assignee are parties to an "Exchange Agreement" dated March 8, 1994 pursuant to which Assignee has agreed to acquire like-kind replacement property for Assignor.

     (B) Assignor has an option to purchase the following real estate (the "Property"):

     Lot 1, THE LAKES, EXECUTIVE HILLS NORTH, a subdivision in Kansas City, Platte County, Missouri, according to the recorded plat thereof, together with all buildings and improvements thereon and appurtenances thereto pursuant to an "Option Agreement" dated as of January 27, 1994 (the "Agreement") by and between Assignor and The Lakes Project Investors, Inc., a Delaware corporation (the "Seller").

     (C) Assignor desires to assign its rights in the Agreement to Assignee and Assignee desires to exercise the option, to acquire the Property, and to cause The Lakes Project Investors, Inc., a Delaware corporation (the "Seller"), to convey the Property to Assignor as replacement property.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements stated herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. Assignment.

     Assignor does hereby irrevocably assign, transfer, sell, deliver and set over to Assignee, free and clear of any charge, claim or encumbrance, all of Assignor's right, title and interest in and to the Agreement and Assignee does hereby accept such assignment.

     2. Liabilities and Obligations.

     Assignee hereby assumes the liabilities and obligations of Assignor to fully perform the Agreement, to exercise the option, and to consummate the purchase of the Property from the Seller.

     3. General.

     This Assignment and Assumption Agreement (a) constitutes the entire agreement between the parties with respect to the subject matter hereof,
(b) shall be construed in accordance with the laws of the State of Kansas,
(c) shall be binding upon the parties hereto and their respective successors, heirs and/or assigns, and (d) may be executed in counterparts, all of which, taken together, shall constitute one instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


                                   THE LAKES APARTMENTS, INC.
                                   a Missouri corporation

                                   By: /s/ Kenneth L Riedemann
                                      --------------------------------
                                      Kenneth L. Riedemann,
                                      President

                                               "Assignor"

                                   ZIPCO, INC., a Kansas corporation

                                   By: /s/ Thomas Davies
                                      --------------------------------
                                      Thomas Davies, President

                                               "Assignee"

f:\lrf\mde\lakes\assign-o